                                                                 EXHIBIT 10.15.6

            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the "First Amendment") executed as of the 27th day of December, 2002, by and among RANGE RESOURCES CORPORATION, a Delaware corporation ("Borrower") and BANK ONE, NA, a national banking association ("Bank One"), and each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party hereto pursuant to the provisions of Section 29 of the Credit Agreement or any successor or assignee thereof (hereinafter collectively referred to as "Lenders", and individually, "Lender") and Bank One, as Administrative Agent ("Agent"), Fleet National Bank, as Co-Documentation Agent, Fortis Capital Corp., as Co-Documentation Agent, JPMorgan Chase Bank, as Co-Syndication Agent, Credit Lyonnais, New York Branch, as Co-Syndication Agent, Banc One Capital Markets, Inc., as Joint Lead Arranger and Joint Bookrunner and JPMorgan Chase Bank, as Joint Lead Arranger and Joint Bookrunner.

                                   WITNESSETH:

         WHEREAS, as of May 2, 2002, Borrower, Agent and the Lenders entered into an Amended and Restated Credit Agreement pursuant to which the Lenders made a credit facility available to Borrower (the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Lenders agree to make certain amendments to the Credit Agreement and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties agree to amend the Credit Agreement as follows:

         1. Unless otherwise defined herein all defined terms used herein shall have the same meaning as ascribed to such terms in the Credit Agreement.

         2. Section 1 of the Credit Agreement is hereby amended by deleting the reference therein to "Guarantor" and substituting the following in lieu thereof:

                  "Guarantor" means GulfStar Energy, Inc., Range Energy I, Inc., Range HoldCo, Inc., Range Production Company, Range Energy Ventures Corporation and Range Energy Finance Corporation."

         3. Section 13 of the Credit Agreement is hereby amended in the following respects:

         (a)   By deletion of the references to "REFC" in Section 13(a)(ii).

         (b)   By deletion of the references to "REFC" in Section 13(h)(vi).

         (c)   By deletion of the references to "REFC" in Section 13(i)(ii).

         (d) By the addition of new Subsections 13(j)(iv) and 13(j)(v) as follows:

                           "(iv) loans or advances to REFC on or before December
                  31, 2002 not exceeding $12,900,000; or

                           (v) loans or advances to REFC after December 31, 2002
                  not exceeding at any time the lesser of (i) the total amount of cash received by Borrower from REFC or (ii) $10,000,000."

                  (c) By the addition of the following sentence to the end of
         Section 13(b), (c), (d), (e) and (f) as follows:

                           "GLEP and the results of its financial performance
                  shall be excluded from the aforesaid calculation."

         4. Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this First Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrower and the Lenders.

         5. This First Amendment shall be effective as of the date first above written, but only upon the satisfaction of the conditions precedent set forth in Paragraph 6 hereof (the "First Amendment Effective Date").

         6. The obligations of Lenders under this First Amendment shall be subject to the following conditions precedent:

                  (a) Execution and Delivery. The Borrower and each Guarantor shall have executed and delivered this First Amendment, and other required documents, and, REFC shall, in addition, have executed and delivered its Guaranty in the form of Exhibit "A" hereto, all in form and substance satisfactory to the Agent;

                  (b) Legal Opinion. The Agent shall have received from REFC's legal counsel a favorable legal opinion in form and substance satisfactory to Agent;

                  (c) Resolutions. The Agent shall have received appropriate certified resolutions of Borrower and each Guarantor;

                  (d) Good Standing. The Agent shall have received evidence of existence and good standing for Borrower and each Guarantor;




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
                  (e) Certificates of Incorporation and Bylaws. The Agent shall have received copies of Certificates of Incorporation for Borrower and each Guarantor (including REFC) together with all amendments thereto, appropriately certified by governmental authority in the jurisdiction of incorporation of Borrower and each Guarantor, and a copy of the Bylaws of Borrower and each Guarantor, and all amendments thereto, certified by one or more officers of Borrower and each Guarantor, as the case may be, as being true, correct and complete;

                  (f) Incumbency. To the extent not already received, the Agent shall have received a signed Certificate of Borrower and each Guarantor, certifying the names of the officers of Borrower and each Guarantor authorized to sign loan documents on behalf of Borrower and each Guarantor, together with the true signatures of each such officer. The Agent may conclusively rely on each such Certificate until the Agent receives a further Certificate of Borrower and/or any Guarantor canceling or amending the prior Certificate and submitting signatures of the officers named in such further Certificate;

                  (g) Payoff of Indebtedness of REFC. The Agent shall have received satisfactory evidence that all indebtedness owed pursuant to that certain Credit Agreement dated as of December 14, 1999 among Range Energy Finance Corporation, Credit Lyonnais New York Branch, and Compass Bank shall have been paid in full and all Liens given to secure the same shall have been, or shall be, within a reasonable time, released:

                  (h) Representations and Warranties. The representations and warranties of the Borrowers under this First Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date);

                  (i) No Event of Default. No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default;

                  (j) Other Documents. The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent;

                  (k) Legal Matters Satisfactory. All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of Borrower.

         7. Borrower hereby represents and warrants that all factual information heretofore and contemporaneously furnished by or on behalf of Borrower to Agent for purposes of or in connection with this First Amendment does not contain any untrue statement of a material fact or omit to state any material fact necessary to keep the statements contained herein or therein from being misleading. Each of the foregoing representations and warranties shall constitute a representation and warranty of Borrower made under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given. Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this First Amendment or any investigation by Lenders.

         8. The Borrower agrees to indemnify and hold harmless the Lenders and their respective officers, employees, agents, attorneys and representatives (singularly, an "Indemnified Party", and collectively, the "Indemnified Parties") from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to the Lender, including all local counsel hired by such counsel) ("Claim") incurred by the Lenders in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of the Borrower or its agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party's ordinary negligence. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrower to the Lenders hereunder or at common law or otherwise, and shall survive any termination of this First Amendment, the expiration of the Loan and the payment of all indebtedness of the Borrower to the Lenders hereunder and under the Notes, provided that the Borrower shall have no obligation under this section to the Lenders with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Lenders. If any Claim is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify the Borrower of such Claim (but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure). The Indemnified Party shall have the right to employ, at the Borrower's expense, counsel of the Indemnified Parties' choosing and to control the defense of the Claim. The Borrower may at its own expense also participate in the defense of any Claim. Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party. THE PARTIES INTEND FOR THE PROVISIONS OF THIS SECTION TO APPLY TO AND PROTECT EACH INDEMNIFIED PARTY FROM THE CONSEQUENCES OF STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON ANY INDEMNIFIED PARTY AS WELL AS FROM THE CONSEQUENCES OF ITS OWN NEGLIGENCE, WHETHER OR NOT THAT NEGLIGENCE IS THE SOLE, CONTRIBUTING, OR CONCURRING CAUSE OF ANY CLAIM.

         9. This First Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         10. WRITTEN CREDIT AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY

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EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

         11. The Guarantors hereby consent to the execution of this First Amendment by the Borrower and reaffirms their guaranties of all of the obligations of the Borrower to the Lenders. Borrower and Guarantors acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Lenders constitute valid and existing obligations in favor of the Lenders. Borrower and Guarantors each confirm and agree that (a) neither the execution of this First Amendment or any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and the Guarantors under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in their respective Guaranties the due and punctual payment and performance of any and all amounts and obligations owed to the Lenders under the Credit Agreement or the other Loan Documents.

         IN WITNESS WHEREOF, the parties have caused this First Amendment to Credit Agreement to be duly executed as of the date first above written.

                                    BORROWER:

                                    RANGE RESOURCES CORPORATION
                                    a Delaware corporation



                                    By: /s/ EDDIE LEBLANC
                                        --------------------------------------
                                        Eddie LeBlanc, Chief Financial Officer


                                    GUARANTORS:

                                    RANGE ENERGY I, INC.
                                    a Delaware corporation



                                    By: /s/ EDDIE LEBLANC
                                        --------------------------------------
                                    Name:   Eddie LeBlanc
                                         -------------------------------------
                                            Senior Vice President and
                                    Title:  Chief Financial Officer
                                          ------------------------------------

                                    RANGE HOLDCO, INC.
                                    a Delaware corporation



                                    By: /s/ EDDIE LEBLANC
                                        --------------------------------------
                                    Name:   Eddie LeBlanc
                                         -------------------------------------
                                            Senior Vice President and
                                    Title:  Chief Financial Officer
                                          ------------------------------------


                                    RANGE PRODUCTION COMPANY
                                    a Delaware corporation



                                    By: /s/ EDDIE LEBLANC
                                        --------------------------------------
                                    Name:   Eddie LeBlanc
                                         -------------------------------------
                                            Senior Vice President and
                                    Title:  Chief Financial Officer
                                          ------------------------------------


                                    RANGE ENERGY VENTURES
                                    CORPORATION, a Delaware corporation



                                    By: /s/ EDDIE LEBLANC
                                        --------------------------------------
                                    Name:   Eddie LeBlanc
                                         -------------------------------------
                                            Senior Vice President and
                                    Title:  Chief Financial Officer
                                          ------------------------------------


                                    GULFSTAR ENERGY, INC.
                                    a Delaware corporation



                                    By: /s/ EDDIE LEBLANC
                                        --------------------------------------
                                    Name:   Eddie LeBlanc
                                         -------------------------------------
                                            Senior Vice President and
                                    Title:  Chief Financial Officer
                                          ------------------------------------


                                    RANGE ENERGY FINANCE CORPORATION
                                    a Delaware corporation



                                    By: /s/ EDDIE LEBLANC
                                        --------------------------------------
                                    Name:   Eddie LeBlanc
                                         -------------------------------------
                                            Senior Vice President and
                                    Title:  Chief Financial Officer
                                          ------------------------------------

                                    LENDERS:

                                    BANK ONE, NA, a national
                                    banking association (Main Office Chicago) as a Lender and Administrative Agent



                                    By: /s/ WM. MARK CRANMER
                                        --------------------------------------
                                            Wm. Mark Cranmer
                                            Director, Capital Markets

                                    BANK OF SCOTLAND



                                    By: /s/ ELIZABETH WILSON
                                        --------------------------------------
                                    Name:   Elizabeth Wilson
                                         -------------------------------------
                                    Title:  Senior Director
                                          ------------------------------------

                                    JPMORGAN CHASE BANK



                                    By: /s/ ROBERT C. MERTENSOTTO
                                        --------------------------------------
                                    Name:   Robert C. Mertensotto
                                         -------------------------------------
                                    Title:   Managing Director
                                          ------------------------------------

                                    COMPASS BANK



                                    By: /s/ JOHN M. FALBO
                                        ----------------------------------------
                                            John M. Falbo, Senior Vice President

                                    CREDIT LYONNAIS, NEW YORK BRANCH



                                    By: /s/ OLIVIER AUDEMARD
                                        --------------------------------------
                                    Name:   Olivier Audemard
                                         -------------------------------------
                                    Title:  Senior Vice President
                                          ------------------------------------

                                    FLEET NATIONAL BANK



                                    By: /s/ JEFFREY H. RATHKAMP
                                        --------------------------------------
                                    Name:   Jeffrey H. Rathkamp
                                         -------------------------------------
                                    Title:  Vice President
                                          ------------------------------------

                                    FORTIS CAPITAL CORP.



                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------




                                    By:
                                       ---------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                    NATEXIS BANQUES POPULAIRES



                                    By: /s/ DONOVAN C. BROUSSARD
                                        --------------------------------------
                                    Name:   Donovan C. Broussard
                                         -------------------------------------
                                    Title:  Vice President
                                          ------------------------------------



                                    By: /s/ LOUIS P. LAVILLE, III
                                        --------------------------------------
                                    Name:   Louis P. Laville, III
                                         -------------------------------------
                                    Title:  Vice President and Group Manager
                                          ------------------------------------








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